OTHER NON-CURRENT ASSETS	6 Months Ended
Jun. 30, 2021
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS

8. OTHER NON-CURRENT ASSETS

Other non-current assets consisted of the following:

	As of
	June 30, 2021	December 31, 2020
	RMB	RMB
	Unaudited
Prepaid long-term deposit and loans to lock-up an equity interest investment (Note i)	92,865	89,929
Long-term receivables from Jinghan Taihe (Note ii)	13,723	13,723
Long-term restricted cash (Note iii)	19,168	19,373
Long-term lease deposits	3,521	3,603
Equity method investments	1,736	1,740
Long-term subsidy receivable (Note 7(iii))	5,407	6,577
Others	4,366	4,122
Total	140,786	139,067

(Note i) In April 2019, Beijing Shida Ambow Education Technology Co., Ltd. (“Ambow Shida”) entered into an agreement to lock-up a no-less-than 51% equity interest of Hebi School held by Beijing Dongyuanzhongheng Investment Management Co., Ltd. (“Dongyuan”) for six years, starting from May 1, 2019 till April 30, 2025. Hebi School is a for-profit K-12 school located in Hebi, Henan Province in China, providing junior and senior high school full curriculum services. It has completed a phase I campus construction which started from July 2019, and is in phase II construction. It has admitted first-year students from fall 2020. Ambow Shida paid RMB 40,000 to Dongyuan as a deposit in April 2019 according to the agreement. As agreed by both parties, if Ambow Shida and Dongyuan reach an agreement to transfer the equity interest of Hebi School at any time during the six years, the deposit in RMB 40,000 plus 10% annual interest accrued would not be returned but as part of the consideration for the transfer; or, Dongyuan will return the deposit to Ambow Shida with 10% annual interest within seven days upon termination of the Agreement. Ambow Shida recognized RMB 40,000 as the principal and RMB 7,641 as interest receivable of the lock-up deposit as of June 30, 2021.

Beijing Ambow Shengying Education and Technology Co., Ltd. (“Ambow Shengying”) also entered into a series of loan agreements with Dongyuan in 2019 and 2020 with 5% annual interest rate. The total outstanding principals and interest receivable were RMB 42,600 and RMB 2,624 as of June 30, 2021, respectively. All loan agreements were without any requirements for collateral or pledge on the loans.

On April 8, 2020, the Group entered into an equity transfer intention agreement with Dongyuan to agree that the outstanding loans and interest due would be turned into part of consideration for the Group to acquire a no-less-than 51% equity interest of Hebi School depending on both parties further agreement. No allowance upon such deposit loans and interest receivable was provided in the first six months of 2021.

(Note ii) As of June 30, 2021, the Group recognized long-term receivables due from Beijing Jinghan Taihe Education Technology Co., Ltd. (“Jinghan Taihe”) of RMB 13,723, including the present value of long-term receivable related to the acquisition of tutoring centers previously owned by Jinghan Taihe and accrued management fee income from Jinghan Taihe. Due to the termination of operation of Jinghan Tutoring Centers, the Group is negotiating with Jinghan Taihe on settlement of the outstanding receivables and payables as of the date of this report.

(Note iii) It includes cash in collateral bank accounts for the issuance of letters of credit in U.S. and cash in special deposit accounts required by the Education Commission to prevent abusive use of educational funds in China.